                                EXHIBIT 3

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned Waddell & Reed Financial Services, Inc., a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Wendy J. Hills, Mark P. Buyle and Kristen A. Richards and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Executive Vice President and its Secretary corporate seal to be affixed hereto on this 4th day of February, 2000.

                                       Waddell & Reed Financial Services, Inc.


                                       /s/  Robert L. Hechler

                                       Robert L. Hechler
                                       Executive Vice President

Attest:  /s/ Daniel C. Schulte

         Daniel C. Schulte
         Secretary

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned Waddell & Reed, Inc., a corporation organized and existing under the laws of the State of Delaware, constitutes and appoints Wendy J. Hills, Mark P. Buyle and Kristen A. Richards and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its President and its Secretary corporate seal to be affixed hereto on this 4th day of February, 2000.

                                              Waddell & Reed, Inc.


                                              /s/  Robert L. Hechler

                                              Robert L. Hechler
                                              President

Attest:  /s/ Daniel C. Schulte

         Daniel C. Schulte
         Secretary

                            POWER OF ATTORNEY


KNOW ALL MEN BY THESE PRESENTS, THAT:

     The undersigned Waddell & Reed Investment Management Company, a corporation organized and existing under the laws of the State of Kansas, constitutes and appoints Wendy J. Hills, Mark P. Buyle and Kristen A. Richards and each of them severally, its true and lawful attorneys-in-fact on behalf of the corporation and in its place and stead, in any and all capacities, to execute any and all Schedules 13G or 13D and any amendments thereto relating to ownership of any voting equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended, as required by rules and regulations promulgated under said Securities Exchange Act of 1934, and to file the same with all documents required in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done and hereby ratifying and confirming all said attorneys-in-fact and agents or any of them or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the corporation has caused this power of attorney to be executed in its corporate name by its Executive Vice President and its Secretary corporate seal to be affixed hereto on this 4th day of February, 2000.

                                   Waddell & Reed Investment Management Company


                                   /s/  Robert L. Hechler

                                   Robert L. Hechler
                                   Executive Vice President

Attest:  /s/ Daniel C. Schulte

         Daniel C. Schulte
         Secretary